                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                        Information

Name:                       ESL Partners, L.P.

Address:                    1170 Kane Concourse, Suite 200,
                            Bay Harbor Islands, FL 33154

Designated Filer:           Edward S. Lampert

Date of Event Requiring     June 18, 2015
Statement(Month/Day/Year):

Issuer Name and Ticker or   AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting   10% Owner
Person(s) to Issuer:

If Amendment, Date Original Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group   Form filed by More than One Reporting Person
Filing:

Signature:                  By:      RBS Partners, L.P.
                            Its:     General Partner

                            By:      ESL Investments, Inc.
                            Its:     General Partner

                            By:      /s/ Edward S. Lampert
                                     ---------------------
                            Name:    Edward S. Lampert
                            Title:   Chief Executive Officer
                            Date:    June 22, 2015

2.   RBS PARTNERS, L.P.

Item                        Information

Name:                       RBS Partners, L.P.

Address:                    1170 Kane Concourse, Suite 200,
                            Bay Harbor Islands, FL 33154

Designated Filer:           Edward S. Lampert

Date of Event Requiring     June 18, 2015
Statement(Month/Day/Year):

Issuer Name and Ticker or   AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting   10% Owner
Person(s) to Issuer:

If Amendment, Date Original Not Applicable
Filed(Month/Day/Year):

Individual or Joint/Group   Form filed by More than One Reporting Person
Filing:

Signature:                  By:      ESL Investments, Inc.
                            Its:     General Partner

                            By:      /s/ Edward S. Lampert
                                     ---------------------
                            Name:    Edward S. Lampert
                            Title:   Chief Executive Officer
                            Date:    June 22, 2015

3.   ESL INSTITUTIONAL PARTNERS, L.P.

Item                        Information

Name:                       ESL Institutional Partners, L.P.

Address:                    1170 Kane Concourse, Suite 200,
                            Bay Harbor Islands, FL 33154

Designated Filer:           Edward S. Lampert

Date of Event Requiring     June 18, 2015
Statement(Month/Day/Year):

Issuer Name and Ticker or   AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting   10% Owner
Person(s) to Issuer:

If Amendment, Date Original Not Applicable
Filed(Month/Day/Year):

Individual or Joint/Group   Form filed by More than One Reporting Person
Filing:

Signature:                  By:      RBS Investment Management, L.L.C.
                            Its:     General Partner

                            By:      ESL Investments, Inc.
                            Its:     Manager

                            By:      /s/ Edward S. Lampert
                                     ---------------------
                            Name:    Edward S. Lampert
                            Title:   Chief Executive Officer
                            Date:    June 22, 2015

4.   RBS INVESTMENT MANAGEMENT, L.L.C.

Item                        Information

Name:                       RBS Investment Management, L.L.C.

Address:                    1170 Kane Concourse, Suite 200,
                            Bay Harbor Islands, FL 33154

Designated Filer:           Edward S. Lampert

Date of Event Requiring     June 18, 2015
Statement(Month/Day/Year):

Issuer Name and Ticker or   AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting   10% Owner
Person(s) to Issuer:

If Amendment, Date Original Not Applicable
Filed(Month/Day/Year):

Individual or Joint/Group   Form filed by More than One Reporting Person
Filing:

Signature:                  By:      ESL Investments, Inc.
                            Its:     Manager

                            By:      /s/ Edward S. Lampert
                                     ---------------------
                            Name:    Edward S. Lampert
                            Title:   Chief Executive Officer
                            Date:    June 22, 2015

5.   ESL INVESTMENTS, INC.

Item                        Information

Name:                       ESL Investments, Inc.

Address:                    1170 Kane Concourse, Suite 200,
                            Bay Harbor Islands, FL 33154

Designated Filer:           Edward S. Lampert

Date of Event Requiring     June 18, 2015
Statement(Month/Day/Year):

Issuer Name and Ticker or   AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting   10% Owner
Person(s) to Issuer:

If Amendment, Date Original Not Applicable
Filed(Month/Day/Year):

Individual or Joint/Group   Form filed by More than One Reporting Person
Filing:

Signature:
                            By:      /s/ Edward S. Lampert
                                     ---------------------
                            Name:    Edward S. Lampert
                            Title:   Chief Executive Officer
                            Date:    June 22, 2015